Nationwide Variable Insurance Trust
Sub-Item 77Q1:  Exhibits
12-31-2011 Annual Report

a. n/a

b. n/a

c. n/a

d. Copies of all constituent instruments defining the
rights of the holders of any new class of securities;

i. Second Amended and Restated Agreement and Declaration
of Trust, amended and restated as of June 17, 2009 (the
"Amended Declaration"), of Registrant, Nationwide Variable
Insurance Trust, a Delaware statutory trust (the "Trust"),
previously filed as Exhibit EX-28.a with the Trust's
Registration Statement on Form N-1A, as filed with the
Securities and Exchange Commission (the "SEC") on August
26, 2009, is hereby incorporated by reference.

ii. Amending Resolutions dated December 14, 2010, to the
Amended Declaration, pertaining to the Nationwide Alternatives
Allocation Fund, previously filed as Exhibit EX-28.a.3.
with the Trust's Registration Statement on Form N-1A, as
filed with the SEC on April 15, 2011, is hereby incorporated by reference.

e. Copies of any new or amended Registrant investment
advisory contracts;

i.
Subadvisory Agreement among the Trust, NFA and The Boston
Company Asset Management, Inc. ("TBC") for the NVIT Developing
Markets Fund, the NVIT Emerging Markets Fund, The NVIT Large
Cap Growth Fund, and NVIT Multi-Manager Large Cap Value Fund,
each fund a series of the Trust, dated June 25, 2010,
previously filed as Exhibit-23.d.2.dd. with the Trust's
Registration Statement on Form N-1A, as filed with the SEC on
September 14, 2010, is hereby incorporated by reference.

(a)  Exhibit A, to the Subadvisory Agreement among the Trust,
NFA and TBC, as amended as of September 21, 2011, is attached herewith.

ii.
Subadvisory Agreement among the Trust, NFA and
Epoch Investment Partners, Inc. ("Epoch") for the NVIT
Multi-Manager Small Cap Value Fund, a series of the Trust,
dated May 1, 2007, previously filed as Exhibit-23.d.2.j. with the Trust's Registration Statement on Form N-1A, as filed with the SEC on April 30, 2007, is hereby incorporated by reference.

(a)  Exhibit A, to the Subadvisory Agreement among the Trust,
NFA and Epoch, as amended as of July 8, 2011, is attached herewith.

iii.
Subadvisory Agreement among the Trust, NFA and J.P. Morgan
Investment Management, Inc. ("J.P. Morgan") for the NVIT
Multi-Manager International Value Fund and NVIT Multi-Manager
Small Cap Value Fund, each fund a series of the Trust, dated
May 1, 2007, and amended February 7, 2008, previously filed as
Exhibit-23.d.2.g. with the Trust's Registration Statement on Form
 N-1A, as filed with the SEC on April 14, 2008 and October 12,
2010, is hereby incorporated by reference.

(a)  Exhibit A, to the Subadvisory Agreement among the Trust,
NFA and J.P. Morgan, as amended as of July 8, 2011, is attached herewith.

iv.
Subadvisory Agreement among the Trust, NFA Neuberger
Berman Management, LLC ("Neuberger Berman") for the Neuberger
Berman NVIT Multi Cap Opportunities Fund, Neuberger Berman NVIT
Socially Responsible Fund, NVIT Multi-Manager large Cap growth
Fund, NVIT Multi-Manager Mid Cap Growth Fund, and NVIT
Multi-Manager Small Company Fund, each fund a series of the
Trust, dated May 4, 2009, previously filed as Exhibit-23.d.2.o.
with the Trust's Registration Statement on Form N-1A, as filed with the SEC on June 23, 2009, is hereby incorporated by
reference. (a)  Exhibit A, to the Subadvisory Agreement among the Trust, NFA and Neuberger Berman, as amended July 1, 2010, and as further amended July 8, 2011, is attached herewith.

v.
Subadvisory Agreement among the Trust, NFA and Oppenheimer
Funds, Inc. ("Oppenheimer") for the NVIT Multi-Manager Small
Cap Growth Fund and the NVIT Multi-Manager Small Company Fund,
each fund a series of the Trust, dated October 1, 2008,
previously filed as Exhibit-23.d.2.ee. with the Trust's
Registration Statement on Form N-1A, as filed with the SEC on
September 25, 2008, is hereby incorporated by reference.

(a)  Exhibit A, to the Subadvisory Agreement among the Trust,
NFA and Oppenheimer, as amended as of July 11, 2011, is attached herewith.

vi.
Subadvisory Agreement among the Trust, NFA and
Putnam Investment Management, LLC ("Putnam") for the NVIT
Multi-Manager Small  Company Fund, a series of the Trust, dated
October 1, 2008, previously filed as Exhibit-23.d.2.p. with the
Trust's Registration Statement on Form N-1A, as filed with the
SEC on November 9, 2007, is hereby incorporated by reference.

(a)  Exhibit A, to the Subadvisory Agreement among the Trust,
NFA and Putnam, as amended as of July 8, 2011, is attached
herewith.

vii.
Subadvisory Agreement among the Trust, NFA and
Waddell & Reed Investment Management Company ("Waddell") for
the NVIT Multi-Manager Small  Cap Growth Fund, a series of the
Trust, dated May 1, 2007, previously filed as Exhibit-23.d.2.i.
with the Trust's Registration Statement on Form N-1A, as filed with the SEC on April 30, 2007, is hereby incorporated by reference.

(a)  Exhibit A, to the Subadvisory Agreement among the Trust,
NFA and Waddell, as amended as of July 8, 2011, is attached herewith.

f. n/a

g. n/a

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